UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2004

NetIQ Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26757	77-0405505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3553 North First Street, San Jose, CA 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 856-3000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01 – Other Events

On September 8, 2004 NetIQ Corporation (the Company) issued a press release announcing the Company’s Board of Directors approved a stock repurchase program and authorized the repurchase of up to $50 million of the Company’s outstanding common stock. The purchases are expected to be made on the open market over the next 12 months, depending on market conditions.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference in its entirety.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release issued by NetIQ Corporation, dated September 8, 2004, titled “NetIQ Announces Share Repurchase Program”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetIQ Corporation
By:	/s/ Charles M. Boesenberg
Charles M. Boesenberg
Chief Executive Officer and
Chairman of the Board
Date: September 8, 2004